Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Fourth Quarter 2024
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2024 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2024 Q4		Year Ended December 31,
(Dollars in millions, except per share data and as noted)	2024	2024	2024	2024	2023	2024	2023			2024 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2024	2023	2023
Income Statement
Net interest income	$8,098	$8,076	$7,546	$7,488	$7,519	—	8%	$31,208	$29,241	7%
Non-interest income	2,092	1,938	1,960	1,914	1,987	8%	5	7,904	7,546	5
Total net revenue(1)	10,190	10,014	9,506	9,402	9,506	2	7	39,112	36,787	6
Provision for credit losses	2,642	2,482	3,909	2,683	2,857	6	(8)	11,716	10,426	12
Non-interest expense:
Marketing	1,375	1,113	1,064	1,010	1,254	24	10	4,562	4,009	14
Operating expense	4,714	4,201	3,882	4,127	4,463	12	6	16,924	16,307	4
Total non-interest expense	6,089	5,314	4,946	5,137	5,717	15	7	21,486	20,316	6
Income from continuing operations before income taxes	1,459	2,218	651	1,582	932	(34)	57	5,910	6,045	(2)
Income tax provision	366	441	54	302	226	(17)	62	1,163	1,158	—
Income from continuing operations, net of tax	1,093	1,777	597	1,280	706	(38)	55	4,747	4,887	(3)
Income from discontinued operations, net of tax	3	—	—	—	—	**	**	3	—	**
Net income	1,096	1,777	597	1,280	706	(38)	55	4,750	4,887	(3)
Dividends and undistributed earnings allocated to participating securities(2)	(17)	(28)	(9)	(23)	(10)	(39)	70	(77)	(77)	—
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(228)	(228)	—
Net income available to common stockholders	$1,022	$1,692	$531	$1,200	$639	(40)	60	$4,445	$4,582	(3)
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$2.66	$4.42	$1.39	$3.14	$1.67	(40)%	59%	$11.60	$11.98	(3)%
Income from discontinued operations	0.01	—	—	—	—	**	**	0.01	—	**
Net income per basic common share	$2.67	$4.42	$1.39	$3.14	$1.67	(40)	60	$11.61	$11.98	(3)
Diluted earnings per common share:(2)
Net income from continuing operations	$2.66	$4.41	$1.38	$3.13	$1.67	(40)%	59%	$11.58	$11.95	(3)%
Income from discontinued operations	0.01	—	—	—	—	**	**	0.01	—	**
Net income per diluted common share	$2.67	$4.41	$1.38	$3.13	$1.67	(39)	60	$11.59	$11.95	(3)
Weighted-average common shares outstanding (in millions):
Basic	382.4	383.0	383.1	382.2	381.9	—	—	382.7	382.4	—
Diluted	383.4	383.7	383.9	383.4	382.8	—	—	383.6	383.4	—
Common shares outstanding (period-end, in millions)	381.2	381.5	381.9	382.1	380.4	—	—	381.2	380.4	—
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—	$2.40	$2.40	—
Tangible book value per common share (period-end)(3)	106.97	112.36	99.28	98.67	99.78	(5)%	7%	106.97	99.78	7%
.

						2024 Q4		Year Ended December 31,
(Dollars in millions)	2024	2024	2024	2024	2023	2024	2023			2024 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2024	2023	2023
Balance Sheet (Period-End)
Loans held for investment	$327,775	$320,243	$318,186	$315,154	$320,472	2%	2%	$327,775	$320,472	2%
Interest-earning assets	463,058	458,189	452,547	453,557	449,701	1	3	463,058	449,701	3
Total assets	490,144	486,433	480,018	481,720	478,464	1	2	490,144	478,464	2
Interest-bearing deposits	336,585	327,253	324,437	323,352	320,389	3	5	336,585	320,389	5
Total deposits	362,707	353,631	351,442	350,969	348,413	3	4	362,707	348,413	4
Borrowings	45,551	49,336	47,956	50,361	49,856	(8)	(9)	45,551	49,856	(9)
Common equity	55,938	58,080	53,135	52,955	53,244	(4)	5	55,938	53,244	5
Total stockholders’ equity	60,784	62,925	57,981	57,801	58,089	(3)	5	60,784	58,089	5
Balance Sheet (Average Balances)
Loans held for investment	$321,871	$318,255	$314,888	$314,614	$315,890	1%	2%	$317,421	$311,541	2%
Interest-earning assets	460,640	454,484	450,908	447,803	446,929	1	3	453,481	441,238	3
Total assets	488,300	481,219	477,285	474,995	472,594	1	3	480,451	467,807	3
Interest-bearing deposits	331,564	324,509	322,581	318,450	316,808	2	5	324,297	313,737	3
Total deposits	358,323	351,125	349,488	345,657	345,328	2	4	351,168	343,554	2
Borrowings	46,293	48,274	48,842	50,474	51,070	(4)	(9)	48,465	49,332	(2)
Common equity	56,918	56,443	53,262	53,152	50,786	1	12	54,953	50,349	9
Total stockholders’ equity	61,764	61,289	58,107	57,998	55,632	1	11	59,799	55,195	8

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2024 Q4				Year Ended December 31,
(Dollars in millions, except as noted)	2024	2024	2024	2024	2023	2024		2023				2024 vs.
	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2024	2023	2023
Performance Metrics
Net interest income growth (period over period)	—	7%	1%	—	1%	**		**		7%	8%	**
Non-interest income growth (period over period)	8%	(1)	2	(4)%	2	**		**		5	6	**
Total net revenue growth (period over period)	2	5	1	(1)	1	**		**		6	7	**
Total net revenue margin(4)	8.85	8.81	8.43	8.40	8.51	4	bps	34	bps	8.62	8.34	28	bps
Net interest margin(5)	7.03	7.11	6.70	6.69	6.73	(8)		30		6.88	6.63	25
Return on average assets	0.90	1.48	0.50	1.08	0.60	(58)		30		0.99	1.04	(5)
Return on average tangible assets(6)	0.92	1.53	0.52	1.11	0.62	(61)		30		1.02	1.08	(6)
Return on average common equity(7)	7.16	11.99	3.99	9.03	5.03	(483)		213		8.08	9.10	(102)
Return on average tangible common equity(8)	9.77	16.42	5.59	12.67	7.20	(665)		257		11.18	13.04	(186)
Efficiency ratio(9)	59.75	53.07	52.03	54.64	60.14	668		(39)		54.93	55.23	(30)
Operating efficiency ratio(10)	46.26	41.95	40.84	43.89	46.95	431		(69)		43.27	44.33	(106)
Effective income tax rate for continuing operations	25.1	19.9	8.3	19.1	24.2	520		90		19.7	19.2	50
Employees (period-end, in thousands)	52.6	52.5	52.1	51.3	52.0	—		1%		52.6	52.0	1%
Credit Quality Metrics
Allowance for credit losses	$16,258	$16,534	$16,649	$15,380	$15,296	(2)%		6%		$16,258	$15,296	6%
Allowance coverage ratio	4.96%	5.16%	5.23%	4.88%	4.77%	(20)	bps	19	bps	4.96%	4.77%	19	bps
Net charge-offs	$2,884	$2,604	$2,644	$2,616	$2,533	11%		14%		$10,748	$8,414	28%
Net charge-off rate(11)	3.59%	3.27%	3.36%	3.33%	3.21%	32	bps	38	bps	3.39%	2.70%	69	bps
30+ day performing delinquency rate	3.69	3.58	3.36	3.40	3.71	11		(2)		3.69	3.71	(2)
30+ day delinquency rate	3.98	3.89	3.63	3.67	3.99	9		(1)		3.98	3.99	(1)
Capital Ratios(12)
Common equity Tier 1 capital	13.5%	13.6%	13.2%	13.1%	12.9%	(10)	bps	60	bps	13.5%	12.9%	60	bps
Tier 1 capital	14.8	14.9	14.5	14.4	14.2	(10)		60		14.8	14.2	60
Total capital	16.4	16.6	16.3	16.2	16.0	(20)		40		16.4	16.0	40
Tier 1 leverage	11.6	11.6	11.3	11.3	11.2	—		40		11.6	11.2	40
Tangible common equity (“TCE”)(13)	8.6	9.1	8.2	8.1	8.2	(51)		39		8.6	8.2	39

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2024 Q4		Year Ended December 31,
(Dollars in millions, except as noted)	2024	2024	2024	2024	2023	2024	2023			2024 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2024	2023	2023
Interest income:
Loans, including loans held for sale	$10,434	$10,547	$9,993	$9,920	$9,934	(1)%	5%	$40,894	$37,410	9%
Investment securities	753	733	700	687	669	3	13	2,873	2,550	13
Other	530	580	587	570	542	(9)	(2)	2,267	1,978	15
Total interest income	11,717	11,860	11,280	11,177	11,145	(1)	5	46,034	41,938	10
Interest expense:
Deposits	2,862	2,945	2,874	2,812	2,745	(3)	4	11,493	9,489	21
Securitized debt obligations	205	234	258	261	263	(12)	(22)	958	959	—
Senior and subordinated notes	540	596	591	606	608	(9)	(11)	2,333	2,204	6
Other borrowings	12	9	11	10	10	33	20	42	45	(7)
Total interest expense	3,619	3,784	3,734	3,689	3,626	(4)	—	14,826	12,697	17
Net interest income	8,098	8,076	7,546	7,488	7,519	—	8	31,208	29,241	7
Provision for credit losses	2,642	2,482	3,909	2,683	2,857	6	(8)	11,716	10,426	12
Net interest income after provision for credit losses	5,456	5,594	3,637	4,805	4,662	(2)	17	19,492	18,815	4
Non-interest income:
Interchange fees, net	1,260	1,228	1,249	1,145	1,207	3	4	4,882	4,793	2
Service charges and other customer-related fees	554	501	459	462	424	11	31	1,976	1,667	19
Net securities gains (losses)	—	(35)	—	—	(34)	**	**	(35)	(34)	3
Other	278	244	252	307	390	14	(29)	1,081	1,120	(3)
Total non-interest income	2,092	1,938	1,960	1,914	1,987	8	5	7,904	7,546	5
Non-interest expense:
Salaries and associate benefits	2,329	2,391	2,200	2,478	2,284	(3)	2	9,398	9,302	1
Occupancy and equipment	674	587	551	554	628	15	7	2,366	2,160	10
Marketing	1,375	1,113	1,064	1,010	1,254	24	10	4,562	4,009	14
Professional services	630	402	316	262	359	57	75	1,610	1,268	27
Communications and data processing	398	358	355	351	345	11	15	1,462	1,383	6
Amortization of intangibles	19	20	19	19	22	(5)	(14)	77	82	(6)
Other	664	443	441	463	825	50	(20)	2,011	2,112	(5)
Total non-interest expense	6,089	5,314	4,946	5,137	5,717	15	7	21,486	20,316	6
Income from continuing operations before income taxes	1,459	2,218	651	1,582	932	(34)	57	5,910	6,045	(2)
Income tax provision	366	441	54	302	226	(17)	62	1,163	1,158	—
Income from continuing operations, net of tax	1,093	1,777	597	1,280	706	(38)	55	4,747	4,887	(3)
Income from discontinued operations, net of tax	3	—	—	—	—	**	**	3	—	**
Net income	1,096	1,777	597	1,280	706	(38)	55	4,750	4,887	(3)
Dividends and undistributed earnings allocated to participating securities(2)	(17)	(28)	(9)	(23)	(10)	(39)	70	(77)	(77)	—
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(228)	(228)	—
Net income available to common stockholders	$1,022	$1,692	$531	$1,200	$639	(40)	60	$4,445	$4,582	(3)

						2024 Q4		Year Ended December 31,
	2024	2024	2024	2024	2023	2024	2023			2024 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2024	2023	2023
Basic earnings per common share:(2)
Net income from continuing operations	$2.66	$4.42	$1.39	$3.14	$1.67	(40)%	59%	$11.60	$11.98	(3)%
Income from discontinued operations	0.01	—	—	—	—	**	**	0.01	—	**
Net income per basic common share	$2.67	$4.42	$1.39	$3.14	$1.67	(40)	60	$11.61	$11.98	(3)
Diluted earnings per common share:(2)
Net income from continuing operations	$2.66	$4.41	$1.38	$3.13	$1.67	(40)%	59%	$11.58	11.95	(3)%
Income from discontinued operations	0.01	—	—	—	—	**	**	0.01	—	**
Net income per diluted common share	$2.67	$4.41	$1.38	$3.13	$1.67	(39)	60	$11.59	$11.95	(3)
Weighted-average common shares outstanding (in millions):
Basic common shares	382.4	383.0	383.1	382.2	381.9	—	—	382.7	382.4	—
Diluted common shares	383.4	383.7	383.9	383.4	382.8	—	—	383.6	383.4	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2024 Q4
	2024	2024	2024	2024	2023	2024	2023
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,028	$3,976	$5,298	$4,671	$4,903	(24)%	(38)%
Interest-bearing deposits and other short-term investments	40,202	45,322	40,116	46,357	38,394	(11)	5
Total cash and cash equivalents	43,230	49,298	45,414	51,028	43,297	(12)	—
Restricted cash for securitization investors	441	421	2,415	474	458	5	(4)
Securities available for sale	83,013	83,500	79,250	78,398	79,117	(1)	5
Loans held for investment:
Unsecuritized loans held for investment	298,241	292,061	289,124	285,577	289,229	2	3
Loans held in consolidated trusts	29,534	28,182	29,062	29,577	31,243	5	(5)
Total loans held for investment	327,775	320,243	318,186	315,154	320,472	2	2
Allowance for credit losses	(16,258)	(16,534)	(16,649)	(15,380)	(15,296)	(2)	6
Net loans held for investment	311,517	303,709	301,537	299,774	305,176	3	2
Loans held for sale	202	96	808	1,631	854	110	(76)
Premises and equipment, net	4,511	4,440	4,396	4,366	4,375	2	3
Interest receivable	2,532	2,577	2,494	2,514	2,478	(2)	2
Goodwill	15,059	15,083	15,062	15,062	15,065	—	—
Other assets	29,639	27,309	28,642	28,473	27,644	9	7
Total assets	$490,144	$486,433	$480,018	$481,720	$478,464	1	2

						2024 Q4
	2024	2024	2024	2024	2023	2024	2023
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Liabilities:
Interest payable	$666	$705	$668	$762	$649	(6)%	3%
Deposits:
Non-interest-bearing deposits	26,122	26,378	27,005	27,617	28,024	(1)	(7)
Interest-bearing deposits	336,585	327,253	324,437	323,352	320,389	3	5
Total deposits	362,707	353,631	351,442	350,969	348,413	3	4
Securitized debt obligations	14,264	15,881	17,291	17,661	18,043	(10)	(21)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	562	520	715	568	538	8	4
Senior and subordinated notes	30,696	32,911	29,925	32,108	31,248	(7)	(2)
Other borrowings	29	24	25	24	27	21	7
Total other debt	31,287	33,455	30,665	32,700	31,813	(6)	(2)
Other liabilities	20,436	19,836	21,971	21,827	21,457	3	(5)
Total liabilities	429,360	423,508	422,037	423,919	420,375	1	2

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	36,428	36,216	36,012	35,808	35,541	1	2
Retained earnings	64,505	63,698	62,211	61,905	60,945	1	6
Accumulated other comprehensive loss	(9,286)	(6,287)	(9,701)	(9,534)	(8,268)	48	12
Treasury stock, at cost	(30,870)	(30,709)	(30,548)	(30,385)	(30,136)	1	2
Total stockholders’ equity	60,784	62,925	57,981	57,801	58,089	(3)	5
Total liabilities and stockholders’ equity	$490,144	$486,433	$480,018	$481,720	$478,464	1	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $706 million in Q4 2024, $624 million in Q3 2024, $649 million in Q2 2024, $630 million in Q1 2024 and $566 million in Q4 2023 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(7)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(8)Return on average tangible common equity is a non-GAAP measure calculated based annualized on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(9)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(10)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)Capital ratios as of the end of Q4 2024 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(13)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2024 Q4			2024 Q3			2023 Q4
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$322,231	$10,434	12.95%	$318,715	$10,547	13.24%	$316,670	$9,934	12.55%
Investment securities	92,248	753	3.26	90,644	733	3.24	88,650	669	3.02
Cash equivalents and other	46,161	530	4.59	45,125	580	5.14	41,609	542	5.21
Total interest-earning assets	$460,640	$11,717	10.17	$454,484	$11,860	10.44	$446,929	$11,145	9.97
Interest-bearing liabilities:
Interest-bearing deposits	$331,564	$2,862	3.45	$324,509	$2,945	3.63	$316,808	$2,745	3.47
Securitized debt obligations	14,931	205	5.47	15,833	234	5.93	18,022	263	5.84
Senior and subordinated notes	30,888	540	7.00	32,041	596	7.43	32,586	608	7.46
Other borrowings and liabilities(2)	2,434	12	1.85	2,389	9	1.50	2,349	10	1.74
Total interest-bearing liabilities	$379,817	$3,619	3.81	$374,772	$3,784	4.04	$369,765	$3,626	3.92
Net interest income/spread		$8,098	6.36		$8,076	6.40		$7,519	6.05
Impact of non-interest-bearing funding			0.67			0.71			0.68
Net interest margin(3)			7.03%			7.11%			6.73%

	Year Ended December 31,
	2024			2023
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$318,096	$40,894	12.86%	$312,173	$37,410	11.98%
Investment securities	90,250	2,873	3.18	89,105	2,550	2.86
Cash equivalents and other	45,135	2,267	5.02	39,960	1,978	4.95
Total interest-earning assets	$453,481	$46,034	10.15	$441,238	$41,938	9.50
Interest-bearing liabilities:
Interest-bearing deposits	$324,297	$11,493	3.54	$313,737	$9,489	3.02
Securitized debt obligations	16,507	958	5.80	17,675	959	5.42
Senior and subordinated notes	31,529	2,333	7.40	31,109	2,204	7.08
Other borrowings and liabilities(2)	2,424	42	1.71	2,394	45	1.89
Total interest-bearing liabilities	$374,757	$14,826	3.96	$364,915	$12,697	3.48
Net interest income/spread		$31,208	6.20		$29,241	6.03
Impact of non-interest-bearing funding			0.68			0.60
Net interest margin			6.88%			6.63%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2024 Q4		Year Ended December 31,
	2024	2024	2024	2024	2023	2024	2023	2024	2023	2024 vs. 2023
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$155,618	$149,400	$147,065	$143,861	$147,666	4%	5%	$155,618	$147,666	5%
International card businesses	6,890	7,251	6,830	6,733	6,881	(5)	—	6,890	6,881	—
Total credit card	162,508	156,651	153,895	150,594	154,547	4	5	162,508	154,547	5
Consumer banking:
Auto	76,829	75,505	74,385	73,801	74,075	2	4	76,829	74,075	4
Retail banking	1,263	1,253	1,278	1,298	1,362	1	(7)	1,263	1,362	(7)
Total consumer banking	78,092	76,758	75,663	75,099	75,437	2	4	78,092	75,437	4
Commercial banking:
Commercial and multifamily real estate	31,903	32,199	32,832	34,272	34,446	(1)	(7)	31,903	34,446	(7)
Commercial and industrial	55,272	54,635	55,796	55,189	56,042	1	(1)	55,272	56,042	(1)
Total commercial banking	87,175	86,834	88,628	89,461	90,488	—	(4)	87,175	90,488	(4)
Total loans held for investment	$327,775	$320,243	$318,186	$315,154	$320,472	2	2	$327,775	$320,472	2
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$150,290	$147,021	$143,744	$142,887	$142,112	2%	6%	$146,000	$135,213	8%
International card businesses	7,036	6,951	6,723	6,758	6,515	1	8	6,868	6,359	8
Total credit card	157,326	153,972	150,467	149,645	148,627	2	6	152,868	141,572	8
Consumer banking:
Auto	75,968	74,920	74,098	73,768	74,861	1	1	74,692	76,067	(2)
Retail banking	1,253	1,262	1,288	1,324	1,377	(1)	(9)	1,281	1,446	(11)
Total consumer banking	77,221	76,182	75,386	75,092	76,238	1	1	75,973	77,513	(2)
Commercial banking:
Commercial and multifamily real estate	32,058	32,416	33,801	34,310	35,414	(1)	(9)	33,141	36,448	(9)
Commercial and industrial	55,266	55,685	55,234	55,567	55,611	(1)	(1)	55,439	56,008	(1)
Total commercial banking	87,324	88,101	89,035	89,877	91,025	(1)	(4)	88,580	92,456	(4)
Total average loans held for investment	$321,871	$318,255	$314,888	$314,614	$315,890	1	2	$317,421	$311,541	2

						2024 Q4				Year Ended December 31,
	2024	2024	2024	2024	2023	2024		2023		2024	2023	2024 vs. 2023
	Q4	Q3	Q2	Q1	Q4	Q3		Q4
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(4)(5)	6.06%	5.61%	6.05%	5.94%	5.35%	45	bps	71	bps	5.91%	4.56%	135	bps
International card businesses	5.17	5.23	5.03	5.16	4.94	(6)		23		5.15	4.84	31
Total credit card	6.02	5.60	6.00	5.90	5.33	42		69		5.88	4.57	131
Consumer banking:
Auto	2.32	2.05	1.81	1.99	2.19	27		13		2.05	1.72	33
Retail banking	5.63	5.43	5.38	4.04	5.68	20		(5)		5.11	3.89	122
Total consumer banking	2.38	2.11	1.87	2.03	2.25	27		13		2.10	1.76	34
Commercial banking:
Commercial and multifamily real estate	0.50	0.26	0.11	0.20	0.96	24		(46)		0.26	1.34	(108)
Commercial and industrial	0.13	0.20	0.17	0.08	0.26	(7)		(13)		0.15	0.16	(1)
Total commercial banking	0.26	0.22	0.15	0.13	0.53	4		(27)		0.19	0.62	(43)
Total net charge-offs	3.59	3.27	3.36	3.33	3.21	32		38		3.39	2.70	69
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	4.53%	4.53%	4.14%	4.48%	4.61%	—		(8)	bps	4.53%	4.61%	(8)	bps
International card businesses	4.52	4.53	4.63	4.83	4.67	(1)	bps	(15)		4.52	4.67	(15)
Total credit card	4.53	4.53	4.16	4.50	4.61	—		(8)		4.53	4.61	(8)
Consumer banking:
Auto	5.95	5.61	5.67	5.28	6.34	34		(39)		5.95	6.34	(39)
Retail banking	1.12	0.95	1.57	0.95	1.19	17		(7)		1.12	1.19	(7)
Total consumer banking	5.87	5.53	5.60	5.21	6.25	34		(38)		5.87	6.25	(38)
Nonperforming Loans and Nonperforming Assets Rates(6)(7)
Credit card:
International card businesses	0.15%	0.15%	0.15%	0.13%	0.13%	—		2	bps	0.15%	0.13%	2	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.98	0.91	0.88	0.79	0.96	7	bps	2		0.98	0.96	2
Retail banking	1.94	2.19	2.81	3.21	3.36	(25)		(142)		1.94	3.36	(142)
Total consumer banking	0.99	0.93	0.92	0.83	1.00	6		(1)		0.99	1.00	(1)
Commercial banking:
Commercial and multifamily real estate	1.60	1.96	1.28	1.58	1.23	(36)		37		1.60	1.23	37
Commercial and industrial	1.27	1.32	1.56	1.10	0.60	(5)		67		1.27	0.60	67
Total commercial banking	1.39	1.55	1.46	1.28	0.84	(16)		55		1.39	0.84	55
Total nonperforming loans	0.61	0.65	0.63	0.57	0.48	(4)		13		0.61	0.48	13
Total nonperforming assets	0.63	0.67	0.64	0.58	0.50	(4)		13		0.63	0.50	13

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended December 31, 2024
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of September 30, 2024	$12,494	$495	$12,989	$1,988	$27	$2,015	$1,530	$16,534
Charge-offs	(2,737)	(128)	(2,865)	(733)	(22)	(755)	(68)	(3,688)
Recoveries	459	38	497	291	5	296	11	804
Net charge-offs	(2,278)	(90)	(2,368)	(442)	(17)	(459)	(57)	(2,884)
Provision (benefit) for credit losses	2,278	106	2,384	313	15	328	(73)	2,639
Allowance build (release) for credit losses	—	16	16	(129)	(2)	(131)	(130)	(245)
Other changes(8)	—	(31)	(31)	—	—	—	—	(31)
Balance as of December 31, 2024	12,494	480	12,974	1,859	25	1,884	1,400	16,258
Reserve for unfunded lending commitments:
Balance as of September 30, 2024	—	—	—	—	—	—	142	142
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	1	1
Balance as of December 31, 2024	—	—	—	—	—	—	143	143
Combined allowance and reserve as of December 31, 2024	$12,494	$480	$12,974	$1,859	$25	$1,884	$1,543	$16,401

	Year Ended December 31, 2024
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2023	$11,261	$448	$11,709	$2,002	$40	$2,042	$1,545	$15,296
Charge-offs	(10,246)	(511)	(10,757)	(2,674)	(84)	(2,758)	(234)	(13,749)
Recoveries	1,612	158	1,770	1,146	19	1,165	66	3,001
Net charge-offs	(8,634)	(353)	(8,987)	(1,528)	(65)	(1,593)	(168)	(10,748)
Provision for credit losses	9,867	405	10,272	1,385	50	1,435	23	11,730
Allowance build (release) for credit losses(9)	1,233	52	1,285	(143)	(15)	(158)	(145)	982
Other changes(8)	—	(20)	(20)	—	—	—	—	(20)
Balance as of December 31, 2024	12,494	480	12,974	1,859	25	1,884	1,400	16,258
Reserve for unfunded lending commitments:
Balance as of December 31, 2023	—	—	—	—	—	—	158	158
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(15)	(15)
Balance as of December 31, 2024	—	—	—	—	—	—	143	143
Combined allowance and reserve as of December 31, 2024	$12,494	$480	$12,974	$1,859	$25	$1,884	$1,543	$16,401

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended December 31, 2024					Year Ended December 31, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income (loss)	$5,779	$1,959	$587	$(227)	$8,098	$22,088	$8,023	$2,391	$(1,294)	$31,208
Non-interest income (loss)	1,585	182	366	(41)	2,092	6,076	695	1,210	(77)	7,904
Total net revenue (loss)	7,364	2,141	953	(268)	10,190	28,164	8,718	3,601	(1,371)	39,112
Provision (benefit) for credit losses	2,384	328	(72)	2	2,642	10,272	1,435	8	1	11,716
Non-interest expense	3,846	1,545	518	180	6,089	13,576	5,372	2,011	527	21,486
Income (loss) from continuing operations before income taxes	1,134	268	507	(450)	1,459	4,316	1,911	1,582	(1,899)	5,910
Income tax provision (benefit)	268	63	119	(84)	366	1,024	451	373	(685)	1,163
Income (loss) from continuing operations, net of tax	$866	$205	$388	$(366)	$1,093	$3,292	$1,460	$1,209	$(1,214)	$4,747

	Three Months Ended September 30, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income (loss)	$5,743	$2,028	$596	$(291)	$8,076
Non-interest income (loss)	1,509	182	292	(45)	1,938
Total net revenue (loss)	7,252	2,210	888	(336)	10,014
Provision (benefit) for credit losses	2,084	351	48	(1)	2,482
Non-interest expense	3,367	1,331	495	121	5,314
Income (loss) from continuing operations before income taxes	1,801	528	345	(456)	2,218
Income tax provision (benefit)	427	125	82	(193)	441
Income (loss) from continuing operations, net of tax	$1,374	$403	$263	$(263)	$1,777

	Three Months Ended December 31, 2023					Year Ended December 31, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income (loss)	$5,231	$1,951	$617	$(280)	$7,519	$19,729	$8,713	$2,518	$(1,719)	$29,241
Non-interest income	1,565	163	245	14	1,987	5,940	589	1,002	15	7,546
Total net revenue (loss)	6,796	2,114	862	(266)	9,506	25,669	9,302	3,520	(1,704)	36,787
Provision (benefit) for credit losses	2,353	422	84	(2)	2,857	8,651	1,169	605	1	10,426
Non-interest expense	3,417	1,402	487	411	5,717	12,490	5,178	2,011	637	20,316
Income (loss) from continuing operations before income taxes	1,026	290	291	(675)	932	4,528	2,955	904	(2,342)	6,045
Income tax provision (benefit)	241	68	68	(151)	226	1,071	697	213	(823)	1,158
Income (loss) from continuing operations, net of tax	$785	$222	$223	$(524)	$706	$3,457	$2,258	$691	$(1,519)	$4,887

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2024 Q4 vs.				Year Ended December 31,
	2024	2024	2024	2024	2023	2024		2023				2024 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2024	2023	2023
Credit Card
Earnings:
Net interest income	$5,779	$5,743	$5,294	$5,272	$5,231	1%		10%		$22,088	$19,729	12%
Non-interest income	1,585	1,509	1,506	1,476	1,565	5		1		6,076	5,940	2
Total net revenue	7,364	7,252	6,800	6,748	6,796	2		8		28,164	25,669	10
Provision for credit losses	2,384	2,084	3,545	2,259	2,353	14		1		10,272	8,651	19
Non-interest expense	3,846	3,367	3,134	3,229	3,417	14		13		13,576	12,490	9
Income from continuing operations before income taxes	1,134	1,801	121	1,260	1,026	(37)		11		4,316	4,528	(5)
Income tax provision	268	427	30	299	241	(37)		11		1,024	1,071	(4)
Income from continuing operations, net of tax	$866	$1,374	$91	$961	$785	(37)		10		$3,292	$3,457	(5)
Selected performance metrics:
Period-end loans held for investment	$162,508	$156,651	$153,895	$150,594	$154,547	4		5		$162,508	$154,547	5
Average loans held for investment	157,326	153,972	150,467	149,645	148,627	2		6		152,868	141,572	8
Average yield on loans outstanding(1)	19.05%	19.66%	18.79%	18.84%	18.96%	(61)	bps	9	bps	19.09%	18.54%	55	bps
Total net revenue margin(11)	18.72	18.82	18.03	17.99	18.24	(10)		48		18.39	18.12	27
Net charge-off rate	6.02	5.60	6.00	5.90	5.33	42		69		5.88	4.57	131
30+ day performing delinquency rate	4.53	4.53	4.16	4.50	4.61	—		(8)		4.53	4.61	(8)
30+ day delinquency rate	4.54	4.54	4.17	4.50	4.62	—		(8)		4.54	4.62	(8)
Nonperforming loan rate(6)	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Purchase volume(12)	$172,919	$166,203	$165,143	$150,171	$162,055	4%		7%		$654,436	$620,290	6%

						2024 Q4 vs.				Year Ended December 31,
	2024	2024	2024	2024	2023	2024		2023				2024 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2024	2023	2023
Domestic Card
Earnings:
Net interest income	$5,474	$5,434	$5,001	$4,972	$4,940	1%		11%		$20,881	$18,610	12%
Non-interest income	1,522	1,438	1,440	1,411	1,498	6		2		5,811	5,672	2
Total net revenue(13)	6,996	6,872	6,441	6,383	6,438	2		9		26,692	24,282	10
Provision for credit losses	2,278	1,997	3,435	2,157	2,238	14		2		9,867	8,268	19
Non-interest expense	3,607	3,149	2,946	3,025	3,186	15		13		12,727	11,648	9
Income from continuing operations before income taxes	1,111	1,726	60	1,201	1,014	(36)		10		4,098	4,366	(6)
Income tax provision	262	407	15	283	239	(36)		10		967	1,030	(6)
Income from continuing operations, net of tax	$849	$1,319	$45	$918	$775	(36)		10		$3,131	$3,336	(6)
Selected performance metrics:
Period-end loans held for investment	$155,618	$149,400	$147,065	$143,861	$147,666	4		5		$155,618	$147,666	5
Average loans held for investment	150,290	147,021	143,744	142,887	142,112	2		6		146,000	135,213	8
Average yield on loans outstanding(1)	19.00%	19.62%	18.73%	18.76%	18.88%	(62)	bps	12	bps	19.03%	18.46%	57	bps
Total net revenue margin(11)(13)	18.62	18.67	17.87	17.82	18.07	(5)		55		18.25	17.94	31
Net charge-off rate(4)(5)	6.06	5.61	6.05	5.94	5.35	45		71		5.91	4.56	135
30+ day performing delinquency rate	4.53	4.53	4.14	4.48	4.61	—		(8)		4.53	4.61	(8)
Purchase volume(12)	$168,994	$162,281	$161,370	$146,696	$158,290	4%		7%		$639,341	$605,664	6%
Refreshed FICO scores:(14)
Greater than 660	69%	69%	69%	68%	68%	—		1		69%	68%	1
660 or below	31	31	31	32	32	—		(1)		31	32	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2024 Q4 vs.				Year Ended December 31,
	2024	2024	2024	2024	2023	2024		2023				2024 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2024	2023	2023
Consumer Banking
Earnings:
Net interest income	$1,959	$2,028	$2,025	$2,011	$1,951	(3)%		—		$8,023	$8,713	(8)%
Non-interest income	182	182	172	159	163	—		12%		695	589	18
Total net revenue	2,141	2,210	2,197	2,170	2,114	(3)		1		8,718	9,302	(6)
Provision for credit losses	328	351	330	426	422	(7)		(22)		1,435	1,169	23
Non-interest expense	1,545	1,331	1,250	1,246	1,402	16		10		5,372	5,178	4
Income from continuing operations before income taxes	268	528	617	498	290	(49)		(8)		1,911	2,955	(35)
Income tax provision	63	125	146	117	68	(50)		(7)		451	697	(35)
Income from continuing operations, net of tax	$205	$403	$471	$381	$222	(49)		(8)		$1,460	$2,258	(35)
Selected performance metrics:
Period-end loans held for investment	$78,092	$76,758	$75,663	$75,099	$75,437	2		4		$78,092	$75,437	4
Average loans held for investment	77,221	76,182	75,386	75,092	76,238	1		1		75,973	77,513	(2)
Average yield on loans held for investment(1)	9.04%	8.88%	8.54%	8.33%	8.17%	16	bps	87	bps	8.70%	7.79%	91	bps
Auto loan originations	$9,399	$9,158	$8,463	$7,522	$6,157	3%		53%		$34,542	$26,980	28%
Period-end deposits	318,329	309,569	305,422	300,806	296,171	3		7		318,329	296,171	7
Average deposits	313,992	306,121	300,794	294,448	291,486	3		8		303,873	285,880	6
Average deposits interest rate	3.21%	3.33%	3.22%	3.15%	3.06%	(12)	bps	15	bps	3.23%	2.59%	64	bps
Net charge-off rate	2.38	2.11	1.87	2.03	2.25	27		13		2.10	1.76	34
30+ day performing delinquency rate	5.87	5.53	5.60	5.21	6.25	34		(38)		5.87	6.25	(38)
30+ day delinquency rate	6.73	6.31	6.35	5.86	7.08	42		(35)		6.73	7.08	(35)
Nonperforming loan rate(6)	0.99	0.93	0.92	0.83	1.00	6		(1)		0.99	1.00	(1)
Nonperforming asset rate(7)	1.08	1.01	0.99	0.91	1.09	7		(1)		1.08	1.09	(1)
Auto—At origination FICO scores:(15)
Greater than 660	54%	53%	53%	53%	53%	1%		1%		54%	53%	1%
621 - 660	19	20	20	20	20	(1)		(1)		19	20	(1)
620 or below	27	27	27	27	27	—		—		27	27	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2024 Q4 vs.				Year Ended December 31,
	2024	2024	2024	2024	2023	2024		2023				2024 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2024	2023	2023
Commercial Banking
Earnings:
Net interest income	$587	$596	$609	$599	$617	(2)%		(5)%		$2,391	$2,518	(5)%
Non-interest income	366	292	271	281	245	25		49		1,210	1,002	21
Total net revenue(10)	953	888	880	880	862	7		11		3,601	3,520	2
Provision (benefit) for credit losses	(72)	48	34	(2)	84	**		**		8	605	(99)
Non-interest expense	518	495	483	515	487	5		6		2,011	2,011	—
Income from continuing operations before income taxes	507	345	363	367	291	47		74		1,582	904	75
Income tax provision	119	82	85	87	68	45		75		373	213	75
Income from continuing operations, net of tax	$388	$263	$278	$280	$223	48		74		$1,209	$691	75
Selected performance metrics:
Period-end loans held for investment	$87,175	$86,834	$88,628	$89,461	$90,488	—		(4)		$87,175	$90,488	(4)
Average loans held for investment	87,324	88,101	89,035	89,877	91,025	(1)		(4)		88,580	92,456	(4)
Average yield on loans held for investment(1)(10)	6.72%	7.25%	7.23%	7.14%	7.24%	(53)	bps	(52)	bps	7.09%	6.86%	23	bps
Period-end deposits	$31,691	$30,598	$29,210	$31,082	$32,712	4%		(3)%		$31,691	$32,712	(3)%
Average deposits	31,545	30,365	30,810	31,844	34,525	4		(9)		31,140	37,411	(17)
Average deposits interest rate	2.28%	2.55%	2.55%	2.65%	2.79%	(27)	bps	(51)	bps	2.51%	2.68%	(17)	bps
Net charge-off rate	0.26	0.22	0.15	0.13	0.53	4		(27)		0.19	0.62	(43)
Nonperforming loan rate(6)	1.39	1.55	1.46	1.28	0.84	(16)		55		1.39	0.84	55
Nonperforming asset rate(7)	1.39	1.55	1.46	1.28	0.84	(16)		55		1.39	0.84	55
Risk category:(16)
Noncriticized	$80,431	$78,835	$79,695	$80,804	$81,758	2%		(2)%		$80,431	$81,758	(2)%
Criticized performing	5,534	6,651	7,639	7,509	7,969	(17)		(31)		5,534	7,969	(31)
Criticized nonperforming	1,210	1,348	1,294	1,148	761	(10)		59		1,210	761	59
Total commercial banking loans held for investment	$87,175	$86,834	$88,628	$89,461	$90,488	—		(4)		$87,175	$90,488	(4)
Risk category as a percentage of period-end loans held for investment:(16)
Noncriticized	92.26%	90.79%	89.92%	90.33%	90.35%	147	bps	191	bps	92.26%	90.35%	191	bps
Criticized performing	6.35	7.66	8.62	8.39	8.81	(131)		(246)		6.35	8.81	(246)
Criticized nonperforming	1.39	1.55	1.46	1.28	0.84	(16)		55		1.39	0.84	55
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%					100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2024 Q4 vs.		Year Ended December 31,
	2024	2024	2024	2024	2023	2024	2023			2024 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2024	2023	2023
Other
Earnings:
Net interest loss	$(227)	$(291)	$(382)	$(394)	$(280)	(22)%	(19)%	$(1,294)	$(1,719)	(25)%
Non-interest income (loss)	(41)	(45)	11	(2)	14	(9)	**	(77)	15	**
Total net loss(10)	(268)	(336)	(371)	(396)	(266)	(20)	1	(1,371)	(1,704)	(20)
Provision (benefit) for credit losses	2	(1)	—	—	(2)	**	**	1	1	—
Non-interest expense(17)(18)	180	121	79	147	411	49	(56)	527	637	(17)
Loss from continuing operations before income taxes	(450)	(456)	(450)	(543)	(675)	(1)	(33)	(1,899)	(2,342)	(19)
Income tax benefit	(84)	(193)	(207)	(201)	(151)	(56)	(44)	(685)	(823)	(17)
Loss from continuing operations, net of tax	$(366)	$(263)	$(243)	$(342)	$(524)	39	(30)	$(1,214)	$(1,519)	(20)
Selected performance metrics:
Period-end deposits	$12,687	$13,464	$16,810	$19,081	$19,530	(6)	(35)	$12,687	$19,530	(35)
Average deposits	12,786	14,639	17,884	19,365	19,317	(13)	(34)	16,155	20,263	(20)
Total
Earnings:
Net interest income	$8,098	$8,076	$7,546	$7,488	$7,519	—	8%	$31,208	$29,241	7%
Non-interest income	2,092	1,938	1,960	1,914	1,987	8%	5	7,904	7,546	5
Total net revenue	10,190	10,014	9,506	9,402	9,506	2	7	39,112	36,787	6
Provision for credit losses	2,642	2,482	3,909	2,683	2,857	6	(8)	11,716	10,426	12
Non-interest expense	6,089	5,314	4,946	5,137	5,717	15	7	21,486	20,316	6
Income from continuing operations before income taxes	1,459	2,218	651	1,582	932	(34)	57	5,910	6,045	(2)
Income tax provision	366	441	54	302	226	(17)	62	1,163	1,158	—
Income from continuing operations, net of tax	$1,093	$1,777	$597	$1,280	$706	(38)	55	$4,747	$4,887	(3)
Selected performance metrics:
Period-end loans held for investment	$327,775	$320,243	$318,186	$315,154	$320,472	2	2	$327,775	$320,472	2
Average loans held for investment	321,871	318,255	314,888	314,614	315,890	1	2	317,421	311,541	2
Period-end deposits	362,707	353,631	351,442	350,969	348,413	3	4	362,707	348,413	4
Average deposits	358,323	351,125	349,488	345,657	345,328	2	4	351,168	343,554	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)Includes amounts related to entities that provide capital to low-income and rural communities of $2.0 billion in Q4 2024, $2.0 billion in Q3 2024 and $1.9 billion in Q4 2023 and $2.0 billion and $1.8 billion in the twelve months ended 2024 and 2023, respectively. Related interest expense was $8 million in Q4 2024, $7 million in Q3 2024 and $7 million in Q4 2023, respectively, and $31 million and $32 million for the twelve months ended 2024 and 2023, respectively.
(3)The termination of our Walmart program agreement, effective May 21, 2024 (“Walmart Program Termination”) increased net interest margin by 21 basis points in Q4 2024 and 22 basis points in Q3 2024, respectively. Excluding this impact, the net interest margin would have been 6.82% in Q4 2024 and 6.89% in Q3 2024.
(4)The Walmart Program Termination increased the Domestic Card net charge-off rate by 40 basis points, 38 basis points and 19 basis points for Q4 2024, Q3 2024 and Q2 2024, respectively. Excluding this impact, the Domestic Card net charge-off rate would have been 5.66%, 5.23% and 5.86% for Q4 2024, Q3 2024 and Q2 2024, respectively.
(5)In December 2023, we recognized $18 million of incremental net charge-offs on certain loans in hardship programs from the one-time impact of operational delays, which increased the Q4 2023 net charge-off rate by approximately 5 basis points. Excluding this impact, the Q4 2023 net charge-off rate would have been 5.30%.
(6)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(7)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(8)Primarily represents foreign currency translation adjustments.
(9)The Walmart Program Termination resulted in an allowance for credit losses build in Domestic Card of $826 million in Q2 2024.
(10)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(11)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(12)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(13)The Walmart Program Termination increased Domestic Card net revenue margin by 55 basis points in Q4 2024, 51 basis points in Q3 2024 and 10 basis points in Q2 2024. Excluding this impact, the Domestic Card net revenue margin would have been 18.07% in Q4 2024, 18.16% in Q3 2024 and 17.77% in Q2 2024.
(14)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(15)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(16)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(17)Includes the impact of ($9 million), $8 million, $42 million and $289 million FDIC special assessment in Q3 2024, Q2 2024, Q1 2024 and Q4 2023, respectively.
(18)Includes the impact of $140 million, $63 million and $31 million in Discover integration expenses in Q4 2024, Q3 2024 and Q2 2024, respectively, as well as any charges incurred as a result of restructuring activities for the periods presented.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Regulatory Capital Metrics
Common equity excluding AOCI	$65,823	$64,966	$63,435	$63,088	$62,710
Adjustments:
AOCI, net of tax(2)	1	58	13	14	27
Goodwill, net of related deferred tax liabilities	(14,786)	(14,816)	(14,800)	(14,804)	(14,811)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(231)	(252)	(271)	(291)	(311)
Common equity Tier 1 capital	$50,807	$49,956	$48,377	$48,007	$47,615
Tier 1 capital	$55,652	$54,801	$53,222	$52,852	$52,460
Total capital(3)	61,805	61,151	59,875	59,484	59,124
Risk-weighted assets	377,147	368,199	366,959	366,161	369,206
Adjusted average assets(4)	480,794	473,146	470,915	468,030	467,553
Capital Ratios
Common equity Tier 1 capital(5)	13.5%	13.6%	13.2%	13.1%	12.9%
Tier 1 capital(6)	14.8	14.9	14.5	14.4	14.2
Total capital(7)	16.4	16.6	16.3	16.2	16.0
Tier 1 leverage(4)	11.6	11.6	11.3	11.3	11.2
TCE(8)	8.6	9.1	8.2	8.1	8.2

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

2024	2024	2024	2024	2023	Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	2024	2023
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$1,022	$1,692	$531	$1,200	$639	$4,445	$4,582
Allowance build for Walmart program agreement loss sharing termination	—	—	826	—	—	826	—
Walmart program agreement termination contra revenue impact	—	—	27	—	—	27	—
Discover integration expenses	140	63	31	—	—	234	—
Legal reserve activity	75	—	—	—	—	75	—
FDIC special assessment	—	(9)	8	42	289	41	289
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	1,237	1,746	1,423	1,242	928	5,648	4,871
Income tax impacts	(52)	(13)	(218)	(10)	(70)	(293)	(70)
Adjusted net income available to common stockholders (non-GAAP)	$1,185	$1,733	$1,205	$1,232	$858	$5,355	$4,801

Diluted weighted-average common shares outstanding (in millions) (GAAP)	383.4	383.7	383.9	383.4	382.8	383.6	383.4

Diluted EPS (GAAP)	$2.67	$4.41	$1.38	$3.13	$1.67	$11.59	$11.95
Impact of adjustments noted above	0.42	0.10	1.76	0.08	0.57	2.37	0.57
Adjusted diluted EPS (non-GAAP)	$3.09	$4.51	$3.14	$3.21	$2.24	$13.96	$12.52

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$6,089	$5,314	$4,946	$5,137	$5,717	$21,486	$20,316
Discover integration expenses	(140)	(63)	(31)	—	—	(234)	—
Legal reserve activity	(75)	—	—	—	—	(75)	—
FDIC special assessment	—	9	(8)	(42)	(289)	(41)	(289)
Adjusted non-interest expense (non-GAAP)	$5,874	$5,260	$4,907	$5,095	$5,428	$21,136	$20,027

Total net revenue (GAAP)	$10,190	$10,014	$9,506	$9,402	$9,506	$39,112	$36,787
Walmart program agreement termination contra revenue impact	—	—	27	—	—	27	—
Adjusted net revenue (non-GAAP)	$10,190	$10,014	$9,533	$9,402	$9,506	$39,139	$36,787

Efficiency ratio (GAAP)	59.75%	53.07%	52.03%	54.64%	60.14%	54.93%	55.23%
Impact of adjustments noted above	(211)	bps	(54)	bps	(56)	bps	(45)	bps	(304)	bps	(93)	bps	(79)	bps
Adjusted efficiency ratio (non-GAAP)	57.64%	52.53%	51.47%	54.19%	57.10%	54.00%	54.44%

2024	2024	2024	2024	2023	Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	2024	2023
Adjusted operating efficiency ratio:
Operating expense (GAAP)	$4,714	$4,201	$3,882	$4,127	$4,463	$16,924	$16,307
Discover integration expenses	(140)	(63)	(31)	—	—	(234)	—
Legal reserve activity	(75)	—	—	—	—	(75)	—
FDIC special assessment	—	9	(8)	(42)	(289)	(41)	(289)
Adjusted operating expense (non-GAAP)	$4,499	$4,147	$3,843	$4,085	$4,174	$16,574	$16,018

Total net revenue (GAAP)	$10,190	$10,014	$9,506	$9,402	$9,506	$39,112	$36,787
Walmart program agreement termination contra revenue impact	—	—	27	—	—	27	—
Adjusted net revenue (non-GAAP)	$10,190	$10,014	$9,533	$9,402	$9,506	$39,139	$36,787

Operating efficiency ratio (GAAP)	46.26%	41.95%	40.84%	43.89%	46.95%	43.27%	44.33%
Impact of adjustments noted above	(211)	bps	(54)	bps	(53)	bps	(44)	bps	(304)	bps	(92)	bps	(79)	bps
Adjusted operating efficiency ratio (non-GAAP)	44.15%	41.41%	40.31%	43.45%	43.91%	42.35%	43.54%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2024	2024	2024	2024	2023
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Pre- Provision Earnings
Total net revenue	$10,190	$10,014	$9,506	$9,402	$9,506
Non-interest expense	(6,089)	(5,314)	(4,946)	(5,137)	(5,717)
Pre-provision earnings(9)	$4,101	$4,700	$4,560	$4,265	$3,789
Tangible Common Equity (Period-End)
Stockholders’ equity	$60,784	$62,925	$57,981	$57,801	$58,089
Goodwill and other intangible assets(10)	(15,157)	(15,214)	(15,226)	(15,257)	(15,289)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$40,782	$42,866	$37,910	$37,699	$37,955
Tangible Common Equity (Average)
Stockholders’ equity	$61,764	$61,289	$58,107	$57,998	$55,632
Goodwill and other intangible assets(10)	(15,195)	(15,225)	(15,249)	(15,280)	(15,304)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$41,724	$41,219	$38,013	$37,873	$35,483
Return on Tangible Common Equity (Average)
Net income available to common stockholders	$1,022	$1,692	$531	$1,200	$639
Tangible common equity (Average)	41,724	41,219	38,013	37,873	35,483
Return on tangible common equity(11)(12)	9.77%	16.42%	5.59%	12.67%	7.20%
Tangible Assets (Period-End)
Total assets	$490,144	$486,433	$480,018	$481,720	$478,464
Goodwill and other intangible assets(10)	(15,157)	(15,214)	(15,226)	(15,257)	(15,289)
Tangible assets(11)	$474,987	$471,219	$464,792	$466,463	$463,175

	2024	2024	2024	2024	2023
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Tangible Assets (Average)
Total assets	$488,300	$481,219	$477,285	$474,995	$472,594
Goodwill and other intangible assets(10)	(15,195)	(15,225)	(15,249)	(15,280)	(15,304)
Tangible assets(11)	$473,105	$465,994	$462,036	$459,715	$457,290
Return on Tangible Assets (Average)
Net income	$1,096	$1,777	$597	$1,280	$706
Tangible Assets (Average)	473,105	465,994	462,036	459,715	457,290
Return on tangible assets(11)(13)	0.92%	1.53%	0.52%	1.11%	0.62%
TCE Ratio
Tangible common equity (Period-end)	$40,782	$42,866	$37,910	$37,699	$37,955
Tangible Assets (Period-end)	474,987	471,219	464,792	466,463	463,175
TCE Ratio(11)	8.6%	9.1%	8.2%	8.1%	8.2%
Tangible Book Value per Common Share
Tangible common equity (Period-end)	$40,782	$42,866	$37,910	$37,699	$37,955
Outstanding Common Shares	381.2	381.5	381.9	382.1	380.4
Tangible book value per common share(11)	$106.97	$112.36	$99.28	$98.67	$99.78
__________
(1)Regulatory capital metrics and capital ratios as of December 31, 2024 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.
(12)Return on average tangible common equity is a non-GAAP measure calculated based annualized on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period.